Exhibit 24.1
                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Each person whose signature appears below in so signing also makes, constitutes and appoints Scott E. Stouffer, Peter J. Minihane and Nancy A. Spangler and each of them acting alone, his true and lawful attorney-in-fact, with full power of substitution, for him in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments to this Registration Statement on Form S-8, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.


Signature                                                      Title                                   Date
---------                                                      -----                                   ----
       /s/ Scott E. Stouffer                    Chairman of the Board of Directors,             November 22, 1999
------------------------------------           President and Chief Executive Officer
       Scott E. Stouffer                           (Principal Executive Officer)

       /s/ Peter J. Minihane                      Executive Vice President, Chief               November 19, 1999
------------------------------------              Financial Officer and Treasurer
       Peter J. Minihane                             (Principal Accounting and
                                                          Financial Officer)

       /s/ Grant G. Behrman                                   Director                          November 19, 1999
------------------------------------
       Grant G. Behrman

       /s/ Marc F. Benson                                     Director                          November 18, 1999
------------------------------------
       Marc F. Benson

       /s/ Theodore R Joseph                                  Director                          November 18, 1999
------------------------------------
       Theodore R. Joseph

                                                              Director
------------------------------------
       Ted H. McCourtney


       /s/ Thomas A. Smith                                    Director                          November 18, 1999
------------------------------------
       Thomas A. Smith

       /s/ William J. Smith                                   Director                          November 18, 1999
------------------------------------
       William J. Smith